                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


              NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
DECEMBER 18, 2002                                             60606
                                                              (800) 257-8787

NOVEMBER 14, 2002

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM) NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a Minnesota corporation and each of Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Fund, Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2, each a Massachusetts business trust, (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on

Wednesday, December 18, 2002, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

1. To elect Members to the Board of each Fund as outlined below:

     a. For each Fund except New York Value, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

        (i) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), voting together as a single class; and

        (ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

     b.For New York Value, to elect one (1) Board Member for a three year term or until the successor has been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on October 22, 2002 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Chief Administrative Officer

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NOVEMBER 14, 2002

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM) NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each Director or Trustee a "Board Member") of each of Nuveen New Jersey Dividend Advantage Municipal Fund ("New Jersey Dividend"), Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment"), Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium") (the aforementioned New Jersey Funds will be referred to collectively as the "New Jersey Funds"), Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc. ("New York Performance"), Nuveen New York Investment Quality Municipal Fund, Inc. ("New York Investment"), New York Select Quality Municipal Fund, Inc. ("New York Select"), Nuveen New York Quality Income Municipal Fund, Inc. ("New York Quality"), Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured New York"), Nuveen New York Dividend Advantage Municipal Fund ("New York Dividend"), Nuveen New York Dividend Advantage Municipal Fund 2 ("New York Dividend 2") (the aforementioned New York Funds will be referred to collectively as the "New York Funds"), Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment"), Nuveen Pennsylvania Dividend Advantage Municipal Fund ("Pennsylvania Dividend") and Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium 2") (the aforementioned Pennsylvania Funds will be referred to collectively as the "Pennsylvania Funds") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on December 18, 2002 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about November 14, 2002.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

  --------------------------------------------------------------------------------------
   MATTER                                              COMMON SHARES   MUNIPREFERRED(1)
  --------------------------------------------------------------------------------------
  1a(i).    Election of Board Members by all                 X                 X
            shareholders (except New York Value)
            (Robert P. Bremner, Lawrence H. Brown,
            Anne E. Impellizzeri, Peter R. Sawers
            and Judith M. Stockdale nominated)
  --------------------------------------------------------------------------------------
   a(ii).   Election of Board Members by                    N/A                X
            MuniPreferred only (except New York
            Value) (William J. Schneider and Timothy
            R. Schwertfeger nominated)
  --------------------------------------------------------------------------------------
   b.       Election of Board Member for New York            X                N/A
            Value by all shareholders (Anne E.
            Impellizzeri nominated)
  --------------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except New York Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund (except New Jersey Dividend, New York Dividend, New York Dividend 2, Pennsylvania Investment, Pennsylvania Premium 2 and Pennsylvania Dividend, the "Massachusetts Business Trusts"), abstentions and broker non-votes will be treated as shares voted against the election of Board Members. For the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Those persons who were shareholders of record at the close of business on October 22, 2002 will be entitled to one vote for each share held. As of October 22, 2002, the shares of the Funds were issued and outstanding as follows:

-------------------------------------------------------------------------------------
          FUND            SYMBOL*       COMMON SHARES             MUNIPREFERRED
-------------------------------------------------------------------------------------
 New Jersey Dividend        NXJ            6,547,000              1,920 Series T
-------------------------------------------------------------------------------------
 New Jersey Investment      NQJ           20,258,649              3,200 Series M
                                                                  2,000 Series TH
                                                                  1,280 Series F
-------------------------------------------------------------------------------------
 New Jersey Premium         NNJ           12,012,930               624 Series T
                                                                  1,440 Series W
                                                                  1,600 Series TH
-------------------------------------------------------------------------------------
 New York Value             NNY           15,120,364              N/A
-------------------------------------------------------------------------------------
 New York Performance       NNP           14,957,607              1,600 Series M
                                                                   800 Series T
                                                                  2,000 Series W
                                                                   572 Series F
-------------------------------------------------------------------------------------
 New York Investment        NQN           17,699,489               960 Series M
                                                                  2,400 Series T
                                                                  2,400 Series F
-------------------------------------------------------------------------------------
 New York Select            NVN           23,420,962              1,720 Series T
                                                                  2,400 Series W
                                                                  3,600 Series TH
-------------------------------------------------------------------------------------
 New York Quality           NUN           24,083,739              2,200 Series M
                                                                  2,200 Series W
                                                                  2,400 Series TH
                                                                  1,080 Series F
-------------------------------------------------------------------------------------
 Insured New York           NNF            8,321,313              1,320 Series M
                                                                  1,280 Series T
-------------------------------------------------------------------------------------
 New York Dividend          NAN            9,183,464              2,760 Series F
-------------------------------------------------------------------------------------
 New York Dividend 2        NXK            6,457,000              1,880 Series W
-------------------------------------------------------------------------------------
 Pennsylvania Investment    NQP           16,275,318               880 Series T
                                                                  2,400 Series W
                                                                  2,000 Series TH
-------------------------------------------------------------------------------------
 Pennsylvania Premium 2     NPY           15,753,059               844 Series M
                                                                  2,080 Series TH
                                                                  1,800 Series F
-------------------------------------------------------------------------------------
 Pennsylvania Dividend      NXM            3,296,957              1,000 Series T
-------------------------------------------------------------------------------------

* The common shares of all the Funds are listed on the New York Stock Exchange with the exception of New Jersey Dividend, New York Dividend 2 and Pennsylvania Dividend which are listed on the American Stock Exchange.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about November 14, 2002.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except New York Value), seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except New York Value), under normal circumstances, holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve a term of three years. This year, one (1) Board Member is to be elected at this meeting to serve on the Board of New York Value for a three year term.

A. FOR NEW JERSEY DIVIDEND, NEW JERSEY INVESTMENT, NEW JERSEY PREMIUM, NEW YORK PERFORMANCE, NEW YORK INVESTMENT, NEW YORK SELECT, NEW YORK QUALITY, INSURED NEW YORK, NEW YORK DIVIDEND, NEW YORK DIVIDEND 2, PENNSYLVANIA DIVIDEND, PENNSYLVANIA INVESTMENT AND PENNSYLVANIA PREMIUM 2.

          (i) Five Board Members are to be elected by holders of Common Shares and the MuniPreferred, voting together as a single class. Board Members Bremner, Brown, Impellizzeri, Sawers and Stockdale are nominees for election by all shareholders.

          (ii) Holders of MuniPreferred are entitled to elect two of the Board Members. William J. Schneider and Timothy R. Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR NEW YORK VALUE. The Board of New York Value has designated Anne E. Impellizzeri as the Class II Board Member, and as nominee for Board Member for a term expiring at the Annual Meeting of Shareholders in 2005, and until a successor has been duly elected and qualified. The remaining Board Members, Brown, Bremner, Sawers, Schneider, Schwertfeger and Stockdale, are current and continuing Board Members. The terms of Robert P. Bremner, William J. Schneider and Judith M. Stockdale as Class III Board Members of New York Value expire in 2003. The terms of Lawrence H. Brown, Peter R. Sawers and Timothy R. Schwertfeger as Class I Board Members of New York Value expire in 2004.

The affirmative vote of a majority of the shares of a Fund present and entitled to vote at the Annual Meeting (except for the Massachusetts Business Trusts) will be required to elect Board Members of that Fund. For Massachusetts Business Trusts, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

All of the nominees were last elected to the Board at the 2001 annual meeting of shareholders except for New York Value which only elected Class I Board Members.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of Nuveen Investments or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

                                                                                   NUMBER OF
                                                          PRINCIPAL OCCUPATIONS    PORTFOLIOS IN
                              POSITIONS AND OFFICES WITH  INCLUDING OTHER          FUND COMPLEX
NAME, BIRTHDATE               THE FUNDS, TERM OF OFFICE   DIRECTORSHIPS DURING     OVERSEEN BY
AND ADDRESS                   AND LENGTH OF TIME SERVED   PAST FIVE YEARS          BOARD MEMBER(1)
--------------------------------------------------------------------------------------------------
Board Member who
is an interested
person* of the Fund:
Timothy R.                    Chairman of the Board and   Chairman and Director         135
Schwertfeger(2),(4)           Board Member.               (since July 1996) of
3/28/49                       Term of Office: 2002--All   The John Nuveen
333 West Wacker Drive         Funds, except 2004--New     Company, Nuveen
Chicago, IL 60606             York Value                  Investments, Nuveen
                              Length of Time Served:      Advisory Corp. and
                              since 1994--All Funds       Nuveen Institutional
                              except 1999--New York       Advisory Corp.; prior
                              Dividend 2001--New Jersey   thereto, Executive Vice
                              Dividend, New York          President and Director
                              Dividend 2 and              of The John Nuveen
                              Pennsylvania Dividend       Company and Nuveen
                                                          Investments; Director
                                                          (since 1992) and
                                                          Chairman (since 1996)
                                                          of Nuveen Advisory
                                                          Corp. and Nuveen
                                                          Institutional Advisory
                                                          Corp.; Chairman and
                                                          Director (since January
                                                          1997) of Nuveen Asset
                                                          Management Inc.;
                                                          Director (since 1996)
                                                          of Institutional
                                                          Capital Corporation;
                                                          Chairman and Director
                                                          (since 1999) of
                                                          Rittenhouse Financial
                                                          Services Inc.; Chief
                                                          Executive Officer and
                                                          Director (since
                                                          September 1999) of
                                                          Nuveen Senior Loan
                                                          Asset Management Inc.

Board Members who
are not interested
persons of the Fund:
Robert P. Bremner(3)          Board Member.               Private Investor and          117
8/22/40                       Term of Office: 2002--All   Management Consultant.
3725 Huntington Street, N.W.  Funds, except 2003-- New
Washington, D.C. 20015        York Value
                              Length of Time Served:
                              since 1997--All Funds
                              except 1999--New York
                              Dividend 2001--New Jersey
                              Dividend, New York
                              Dividend 2 and
                              Pennsylvania Dividend

                                                                                   NUMBER OF
                                                          PRINCIPAL OCCUPATIONS    PORTFOLIOS IN
                              POSITIONS AND OFFICES WITH  INCLUDING OTHER          FUND COMPLEX
NAME, BIRTHDATE               THE FUNDS, TERM OF OFFICE   DIRECTORSHIPS DURING     OVERSEEN BY
AND ADDRESS                   AND LENGTH OF TIME SERVED   PAST FIVE YEARS          BOARD MEMBER(1)
--------------------------------------------------------------------------------------------------
Lawrence H. Brown(4)          Board Member.               Retired (August 1989)         117
7/29/34                       Term of Office: 2002--All   as Senior Vice
201 Michigan Avenue           Funds, except 2004-- New    President of The
Highwood, IL 60040            York Value                  Northern Trust Company.
                              Length of Time Served:
                              since 1993--All Funds
                              except 1999--New York
                              Dividend 2001--New Jersey
                              Dividend, New York
                              Dividend 2 and
                              Pennsylvania Dividend

Anne E. Impellizzeri(5)       Board Member.               Retired; formerly,            117
1/26/33                       Term of Office: 2002--All   Executive Director
3 West 29th Street            Funds                       (1998-2002) of
New York, NY 10001            Length of Time Served:      Manitoga/The Russel
                              since 1994--All Funds       Wright Design Center;
                              except 1999--New York       prior thereto,
                              Dividend 2001--New Jersey   President and Chief
                              Dividend, New York          Executive Officer of
                              Dividend 2 and              Blanton-Peale
                              Pennsylvania Dividend       Institute; prior
                                                          thereto, Vice
                                                          President, Metropolitan
                                                          Life Insurance Co.

Peter R. Sawers(4)            Board Member.               Adjunct Professor of          117
4/3/33                        Term of Office: 2002-- All  Business and Economics,
22 The Landmark               Funds, except 2004-- New    University of Dubuque,
Northfield, IL 60093          York Value                  Iowa; formerly
                              Length of Time Served:      (1991-2000) Adjunct
                              since 1991-- All Funds      Professor, Lake Forest
                              except 1992--New Jersey     Graduate School of
                              Premium and Insured New     Management, Lake
                              York 1993--Pennsylvania     Forest, Illinois;
                              Premium 2 1999--New York    Director, Executive
                              Dividend 2001--New Jersey   Service Corps of
                              Dividend, New York          Chicago; Director,
                              Dividend 2 and              Hadley School for the
                              Pennsylvania Dividend       Blind; prior thereto,
                                                          Executive Director,
                                                          Towers Perrin
                                                          Australia, a management
                                                          consulting firm;
                                                          Chartered Financial
                                                          Analyst; Certified
                                                          Management Consultant.

                                                                                   NUMBER OF
                                                          PRINCIPAL OCCUPATIONS    PORTFOLIOS IN
                              POSITIONS AND OFFICES WITH  INCLUDING OTHER          FUND COMPLEX
NAME, BIRTHDATE               THE FUNDS, TERM OF OFFICE   DIRECTORSHIPS DURING     OVERSEEN BY
AND ADDRESS                   AND LENGTH OF TIME SERVED   PAST FIVE YEARS          BOARD MEMBER(1)
--------------------------------------------------------------------------------------------------
William J. Schneider(2),(3)   Board Member.               Senior Partner and            117
9/24/44                       Term of Office: 2002-- All  Chief Operating
4000 Miller-Valentine Ct.     Funds, except 2003-- New    Officer, Miller-
P.O. Box 744                  York Value                  Valentine Group, Vice
Dayton, OH 45401              Length of Time Served:      President,
                              since 1997-- All Funds      Miller-Valentine
                              except 1999--New York       Realty, a development
                              Dividend 2001--New Jersey   and contract company;
                              Dividend, New York          Chair, Miami Valley
                              Dividend 2 and              Hospital; Chair, Miami
                              Pennsylvania Dividend       Valley Economic
                                                          Development Coalition;
                                                          formerly, Member,
                                                          Community Advisory
                                                          Board, National City
                                                          Bank, Dayton, Ohio; and
                                                          Business Advisory
                                                          Council, Cleveland
                                                          Federal Reserve Bank.

Judith M. Stockdale(3)        Board Member.               Executive Director,           117
12/29/47                      Term of Office: 2002-- All  Gaylord and Dorothy
35 East Wacker Drive          Funds, except 2003-- New    Donnelley Foundation
Suite 2600                    York Value                  (since 1994); prior
Chicago, IL 60601             Length of Time Served:      thereto, Executive
                              since 1997-- All Funds      Director, Great Lakes
                              except 1999--New York       Protection Fund (from
                              Dividend 2001--New Jersey   1990 to 1994).
                              Dividend, New York
                              Dividend 2 and
                              Pennsylvania Dividend
--------------------------------------------------------------------------------------------------

 * "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of November 1, 2002, the Board Members and nominees were board members of 30 Nuveen open-end funds and 87 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of 8 open-end and 10 closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC").

(2) Board Members Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except New York Value.

(3) Board Members Bremner, Schneider and Stockdale are currently Class III Board Members of New York Value, whose term will expire in 2003.

(4) Board Members Brown, Sawers and Schwertfeger are currently Class I Board Members of New York Value, whose term will expire in 2004.

(5) Ms. Impellizzeri is a Class II Board Member, whose current term will expire at the annual meeting and has been nominated for a new term to expire in 2005.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member in each Fund and in all Nuveen Funds overseen by the Board Members as of July 31, 2002:

                           DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------
                          NEW JERSEY   NEW JERSEY   NEW JERSEY   NEW YORK    NEW YORK
     BOARD MEMBERS         DIVIDEND    INVESTMENT    PREMIUM      VALUE     PERFORMANCE
---------------------------------------------------------------------------------------
Timothy R.
  Schwertfeger(1)             $0           $0           $0          $0          $0
Robert P. Bremner             $0           $0           $0          $0          $0
Lawrence H. Brown             $0           $0           $0          $0          $0
Anne E. Impellizzeri          $0           $0           $0          $0          $0
Peter R. Sawers               $0           $0           $0          $0          $0
William J. Schneider          $0           $0           $0          $0          $0
Judith M. Stockdale           $0           $0           $0          $0          $0

                            DOLLAR RANGE OF EQUITY SECURITIES
-----------------------------------------------------------------------------------------
                             NEW YORK       NEW YORK       NEW YORK   INSURED    NEW YORK
      BOARD MEMBERS         INVESTMENT       SELECT        QUALITY    NEW YORK   DIVIDEND
-----------------------------------------------------------------------------------------
Timothy R.
  Schwertfeger(1)               $0             $0             $0         $0         $0
Robert P. Bremner               $0             $0             $0         $0         $0
Lawrence H. Brown               $0             $0             $0         $0         $0
Anne E. Impellizzeri            $0       $10,001-$50,000      $0         $0         $0
Peter R. Sawers                 $0             $0             $0         $0         $0
William J. Schneider            $0             $0             $0         $0         $0
Judith M. Stockdale             $0             $0             $0         $0         $0

                            DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------
                                    NEW YORK    PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
         BOARD MEMBERS             DIVIDEND 2     DIVIDEND      INVESTMENT     PREMIUM 2
------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)             $0            $0             $0             $0
Robert P. Bremner                      $0            $0             $0             $0
Lawrence H. Brown                      $0            $0             $0             $0
Anne E. Impellizzeri                   $0            $0             $0             $0
Peter R. Sawers                        $0            $0             $0             $0
William J. Schneider                   $0            $0             $0             $0
Judith M. Stockdale                    $0            $0             $0             $0

                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                           SECURITIES IN ALL REGISTERED
                                         INVESTMENT COMPANIES OVERSEEN BY
  DOLLAR RANGE OF EQUITY SECURITIES          BOARD MEMBER IN FAMILY OF
            BOARD MEMBERS                     INVESTMENT COMPANIES(2)
  ---------------------------------    -------------------------------------
Timothy R. Schwertfeger(1)                         Over $100,000
Robert P. Bremner                                $10,001 - $50,000
Lawrence H. Brown                                  Over $100,000
Anne E. Impellizzeri                            $50,001 - $100,000
Peter R. Sawers                                    Over $100,000
William J. Schneider                               Over $100,000
Judith M. Stockdale                              $10,001 - $50,000
----------------------------------------------------------------------------

(1) For Mr. Schwertfeger, the amount reflected also includes shares held in Nuveen's 401(k)/Profit Sharing Plan.
(2) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member and reflects share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members, as more fully described under "Compensation."

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of July 31, 2002. The information as to beneficial ownership is based on statements furnished to each Fund by each Board Member and officer.

                  FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------
                          NEW JERSEY   NEW JERSEY   NEW JERSEY   NEW YORK    NEW YORK
     BOARD MEMBERS         DIVIDEND    INVESTMENT    PREMIUM      VALUE     PERFORMANCE
---------------------------------------------------------------------------------------
Timothy R. Schwertfeger       --           --           --          --          --
Robert P. Bremner             --           --           --          --          --
Lawrence H. Brown             --           --           --          --          --
Anne E. Impellizzeri          --           --           --          --          --
Peter R. Sawers               --           --           --          --          --
William J. Schneider          --           --           --          --          --
Judith M. Stockdale           --           --           --          --          --
ALL CURRENT BOARD
  MEMBERS AND OFFICERS
  AS A GROUP                  --           --           --          --          --

                   FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS
--------------------------------------------------------------------------------------
                                 NEW YORK    NEW YORK   NEW YORK   INSURED    NEW YORK
        BOARD MEMBERS           INVESTMENT    SELECT    QUALITY    NEW YORK   DIVIDEND
--------------------------------------------------------------------------------------
Timothy R. Schwertfeger              --          --        --         --         --
Robert P. Bremner                    --          --        --         --         --
Lawrence H. Brown                    --          --        --         --         --
Anne E. Impellizzeri                 --       1,000        --         --         --
Peter R. Sawers                      --          --        --         --         --
William J. Schneider                 --          --        --         --         --
Judith M. Stockdale                  --          --        --         --         --
ALL CURRENT BOARD MEMBERS AND
  OFFICERS AS A GROUP                --       1,000        --         --         --

                     FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS
------------------------------------------------------------------------------------------
                                    NEW YORK    PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
         BOARD MEMBERS             DIVIDEND 2     DIVIDEND      INVESTMENT     PREMIUM 2
------------------------------------------------------------------------------------------
Timothy R. Schwertfeger                --            --             --             --
Robert P. Bremner                      --            --             --             --
Lawrence H. Brown                      --            --             --             --
Anne E. Impellizzeri                   --            --             --             --
Peter R. Sawers                        --            --             --             --
William J. Schneider                   --            --             --             --
Judith M. Stockdale                    --            --             --             --
ALL CURRENT BOARD MEMBERS AND
  OFFICERS AS A GROUP                  --            --             --             --
------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen Funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On July 31, 2002, Board Members and executive officers of the Funds as a group beneficially owned 468,068 common shares of all funds managed by Nuveen Advisory Corp. ("NAC" or the "Adviser") and Nuveen Institutional Advisory Corp. ("NIAC") (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of October 22, 2002, the Board Members and executive officers of the Funds as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of July 31, 2002, the Board Members and executive officers of the Funds did not own any shares of MuniPreferred. As of October 22, 2002, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

OTHER AFFILIATIONS OR RELATIONSHIPS OF BOARD MEMBERS

As of July 31, 2002, none of the Board Members who are not "interested persons" of a Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and who are not affiliated with Nuveen Investments ("Nuveen") or the Adviser (the "Independent Board Members"), nor any immediate family member of an Independent Board Member, owns shares of the Adviser or a principal underwriter of a Fund, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of a Fund.

There have been no transactions by a Fund since the beginning of the Fund's last fiscal year, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any Board Member, executive officer or security holder of more than 5% of the voting securities of a Fund, or any immediate family members of the foregoing persons, has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to a Fund in an amount in excess of $60,000 at any time since that date.

No Independent Board Member, nor any immediate family member of such a Board Member, has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the Adviser or principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds. Moreover, no

Independent Board Member (or immediate family member of any Independent Board Member) has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or any direct or indirect material interest in any transaction or series of transactions or in any currently proposed transaction or series of transactions, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the Funds, an officer of the Funds, any investment company sharing the same Adviser or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment adviser or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds, has served as a board member on a board of a company where any of the Board Members or Nominees of the Funds has served as an officer.

COMPENSATION

The Board Members affiliated with Nuveen Investments or the Adviser serve without any compensation from the Funds. The Independent Board Members receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds affiliated with Nuveen and the Adviser and a $1,750 fee per day plus expenses for attendance in person or by telephone at all meetings (including any committee meetings) held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at all meetings (including any committee meetings) held on a day on which no regular Board meeting is held, and a $500 fee per day plus expenses for attendance in person or $250 if by telephone at a meeting of any committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although Fund management may, in its discretion, establish a minimum amount to be allocated to each Fund. Effective January 1, 1999, the Boards of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds except New York Value, Insured New York, New York Dividend, New York Dividend 2, New Jersey Dividend and Pennsylvania Dividend are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end Funds managed by NAC ("NAC Funds") for the calendar year ended

2001. Mr. Schwertfeger, a Board Member who is an interested person of each Fund, does not receive any compensation from the Fund or any Nuveen funds.

                               AGGREGATE COMPENSATION FROM THE FUNDS(1)
------------------------------------------------------------------------------------------------------
                                         NEW JERSEY   NEW JERSEY   NEW JERSEY   NEW YORK      NEW YORK
            BOARD MEMBERS                  DIVIDEND   INVESTMENT      PREMIUM      VALUE   PERFORMANCE
------------------------------------------------------------------------------------------------------
Robert P. Bremner                           $271         $606         $360        $215        $510
Lawrence H. Brown                            366          656          390         228         556
Anne E. Impellizzeri                         271          488          290         215         387
Peter R. Sawers                              268          528          314         213         399
William J. Schneider                         271          508          302         215         404
Judith M. Stockdale                          271          583          347         215         486
------------------------------------------------------------------------------------------------------

                              AGGREGATE COMPENSATION FROM THE FUNDS(1)
----------------------------------------------------------------------------------------------------
                                                NEW YORK   NEW YORK   NEW YORK    INSURED   NEW YORK
               BOARD MEMBERS                  INVESTMENT     SELECT    QUALITY   NEW YORK   DIVIDEND
----------------------------------------------------------------------------------------------------
Robert P. Bremner                                $591        $774       $791       $278       $298
Lawrence H. Brown                                 645         845        863        294        314
Anne E. Impellizzeri                              448         587        599        278        298
Peter R. Sawers                                   463         606        619        275        294
William J. Schneider                              468         613        626        278        298
Judith M. Stockdale                               564         738        754        278        298
----------------------------------------------------------------------------------------------------

                                AGGREGATE COMPENSATION FROM THE FUNDS(1)
--------------------------------------------------------------------------------------------------------
                                                   NEW YORK   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                BOARD MEMBERS                    DIVIDEND 2       DIVIDEND     INVESTMENT      PREMIUM 2
--------------------------------------------------------------------------------------------------------
Robert P. Bremner                                   $204          $181           $480           $455
Lawrence H. Brown                                    215           270            520            493
Anne E. Impellizzeri                                 204           181            387            367
Peter R. Sawers                                      202           179            419            397
William J. Schneider                                 204           181            403            382
Judith M. Stockdale                                  204           181            462            438
--------------------------------------------------------------------------------------------------------

   AGGREGATE COMPENSATION FROM THE FUNDS     TOTAL COMPENSATION FROM NUVEEN FUNDS PAID TO BOARD MEMBERS(2)
-------------------------------------------  -------------------------------------------------------------
               BOARD MEMBERS
----------------------------------------------------------------------------------------------------------
Robert P. Bremner                                                       $72,500
Lawrence H. Brown                                                        78,500
Anne E. Impellizzeri                                                     72,500
Peter R. Sawers                                                          73,000
William J. Schneider                                                     72,500
Judith M. Stockdale                                                      72,500
----------------------------------------------------------------------------------------------------------

(1) Includes compensation for service on the Boards of the NAC Funds for the calendar year ended 2001, including deferred fees.

                                                         BOARD MEMBER(3)
                                   ------------------------------------------------------------
                                   ROBERT P.   PETER R.     ANNE E.      WILLIAM J.   JUDITH M.
         DEFERRED FEES              BREMNER     SAWERS    IMPELLIZZERI   SCHNEIDER    STOCKDALE
-----------------------------------------------------------------------------------------------
New Jersey Dividend                   $   --         --             --           --          --
New Jersey Investment                 $   81        528            488          508         120
New Jersey Premium                    $   48        314            290          302          72
New York Value                        $   --         --             --           --          --
New York Performance                  $   62        399            387          404          91
New York Investment                   $   72        463            448          468         106
New York Select                       $   94        606            587          613         138
New York Quality                      $   96        619            599          626         141
Insured New York                      $   --         --             --           --          --
New York Dividend                     $   --         --             --           --          --
New York Dividend 2                   $   --         --             --           --          --
Pennsylvania Dividend                 $   --         --             --           --          --
Pennsylvania Investment               $   64        419            387          403          95
Pennsylvania Premium 2                $   61        397            367          382          90
-----------------------------------------------------------------------------------------------

(2) Includes compensation for services on the Boards of the NAC Funds for the calendar year ended 2001, including deferred fees.

(3) Mr. Brown did not defer any compensation.

COMMITTEES

Each Board has five standing committees: the executive committee, the audit committee, the governance committee, the dividend committee and the valuation committee.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during their last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are current members of the dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund with a September fiscal year end (the New York Funds) held five meetings during its last fiscal year; the dividend committee of each Fund with a June fiscal year end (the New Jersey and Pennsylvania Funds) held four meetings during its last fiscal year.

Lawrence H. Brown and Judith M. Stockdale are current members of the valuation committee for each Fund. The valuation committee oversees the Funds' Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee held one meeting during its last fiscal year.

Each Fund's Board has an audit committee composed of Board Members who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards or Section 121(A) of American Stock Exchange's listing standards, as applicable. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of all Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, board meetings and board performance. The governance committee of each Fund held one meeting during its last fiscal year. In the event of a vacancy on the Board, the governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection regarding the nomination of any new Board Members.

The Board of each Fund held four regular quarterly meetings and one special board meeting during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

THE FUND'S OFFICERS

The following table sets forth information as of November 1, 2002 with respect to each officer of the Funds, other than Mr. Schwertfeger, who is a Board Member and is included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The officers of each Fund are elected by the Board on an annual basis to serve until successors are elected and qualified.

------------------------------------------------------------------------------------------------
                         POSITIONS AND OFFICES                                 NUMBER OF
                         WITH THE FUND, TERM    PRINCIPAL OCCUPATIONS          PORTFOLIOS IN
NAME, BIRTHDATE AND      OF OFFICE AND LENGTH   INCLUDING OTHER DIRECTORSHIPS  FUND COMPLEX
ADDRESS                  OF TIME SERVED         DURING PAST FIVE YEARS         SERVED BY OFFICER
------------------------------------------------------------------------------------------------
Michael T. Atkinson      Vice President and     Vice President (since January         135
2/3/66                   Assistant Secretary.   2002), formerly, Assistant
333 West Wacker Drive    Term of Office: 2002.  Vice President (from 2000),
Chicago, IL 60606        Length of Time         previously, Associate of
                         Served: since 2002.    Nuveen Investments.
Paul L. Brennan          Vice President.        Vice President (since January         130
11/10/66                 Term of Office: 2002.  2002), formerly Assistant
333 West Wacker Drive    Length of Time         Vice President (from 1997),
Chicago, IL 60606        Served: since 2002.    of Nuveen Advisory Corp.
Peter H. D'Arrigo        Vice President and     Vice President of Nuveen              135
11/28/67                 Treasurer.             Investments (since January
333 West Wacker Drive    Term of Office: 2002.  1999), prior thereto,
Chicago, IL 60606        Length of Time         Assistant Vice President
                         Served: since 1999.    (from January 1997 to January
                                                1999); formerly, Associate of
                                                Nuveen Investments; Vice
                                                President and Treasurer of
                                                Nuveen Senior Loan Asset
                                                Management Inc. (since
                                                September 1999); Chartered
                                                Financial Analyst.
Susan M. DeSanto         Vice President.        Vice President of Nuveen              135
9/8/54                   Term of Office: 2002.  Advisory Corp. (since August
333 West Wacker Drive    Length of Time         2001); previously, Vice
Chicago, IL 60606        Served: since 2001.    President of Van Kampen
                                                Investment Advisory Corp.
                                                (from 1998); prior thereto,
                                                Assistant Vice President of
                                                Van Kampen Investment
                                                Advisory Corp. (from 1994).

------------------------------------------------------------------------------------------------
                         POSITIONS AND OFFICES                                 NUMBER OF
                         WITH THE FUND, TERM    PRINCIPAL OCCUPATIONS          PORTFOLIOS IN
NAME, BIRTHDATE AND      OF OFFICE AND LENGTH   INCLUDING OTHER DIRECTORSHIPS  FUND COMPLEX
ADDRESS                  OF TIME SERVED         DURING PAST FIVE YEARS         SERVED BY OFFICER
------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President and     Vice President (since January         135
9/24/64                  Secretary.             2002) and Assistant General
333 West Wacker Drive    Term of Office: 2002.  Counsel (since 1998),
Chicago, IL 60606        Length of Time         formerly, Assistant Vice
                         Served: since 2002.    President (from May 1998) of
                                                Nuveen Investments; Vice
                                                President (since May 2002),
                                                and Assistant Secretary (from
                                                1998) formerly, Assistant
                                                Vice President of Nuveen
                                                Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.;
                                                prior thereto, Associate at
                                                the law firm D'Ancona
                                                Partners LLC.
Lorna C. Ferguson        Vice President.        Vice President of Nuveen              135
10/24/45                 Term of Office: 2002.  Investments; Vice President
333 West Wacker Drive    Length of Time         (since January 1998) of
Chicago, IL 60606        Served: since 1998.    Nuveen Advisory Corp. and
                                                Nuveen Institutional Advisory
                                                Corp.
William M. Fitzgerald    Vice President.        Managing Director (since              135
3/2/64                   Term of Office: 2002.  2001), formerly Vice
333 West Wacker Drive    Length of Time         President (since 1995) of
Chicago, IL 60606        Served: since 1995.    Nuveen Advisory Corp. and
                                                Nuveen Institutional Advisory
                                                Corp.; Chartered Financial
                                                Analyst.
Stephen D. Foy           Vice President and     Vice President of Nuveen              135
5/31/54                  Controller.            Investments and (since May
333 West Wacker Drive    Term of Office: 2002.  1998) The John Nuveen
Chicago, IL 60606        Length of Time         Company; Vice President
                         Served: since 1998.    (since September 1999) of
                                                Nuveen Senior Loan Management
                                                Inc.; Certified Public
                                                Accountant.
J. Thomas Futrell        Vice President.        Vice President of Nuveen              130
7/5/55                   Term of Office: 2002.  Advisory Corp.; Chartered
333 West Wacker Drive    Length of Time         Financial Analyst.
Chicago, IL 60606        Served: since 1992
Richard A. Huber         Vice President.        Vice President of Nuveen              130
3/26/63                  Term of Office: 2002.  Institutional Advisory Corp.
333 West Wacker Drive    Length of Time         (since 1998) and Nuveen
Chicago, IL 60606        Served: since 1997     Advisory Corp. (since 1997).

------------------------------------------------------------------------------------------------
                         POSITIONS AND OFFICES                                 NUMBER OF
                         WITH THE FUND, TERM    PRINCIPAL OCCUPATIONS          PORTFOLIOS IN
NAME, BIRTHDATE AND      OF OFFICE AND LENGTH   INCLUDING OTHER DIRECTORSHIPS  FUND COMPLEX
ADDRESS                  OF TIME SERVED         DURING PAST FIVE YEARS         SERVED BY OFFICER
------------------------------------------------------------------------------------------------
Steve J. Krupa           Vice President.        Vice President of Nuveen              130
8/21/57                  Term of Office: 2002.  Advisory Corp.
333 West Wacker Drive    Length of Time
Chicago, IL 60606        Served: since 1990.
David J. Lamb            Vice President.        Vice President (since March           135
3/22/63                  Term of Office: 2002.  2000) of Nuveen Investments,
333 West Wacker Drive    Length of Time         previously Assistant Vice
Chicago, IL 60606        Served: since 2000.    President (from January
                                                1999); prior thereto,
                                                Associate of Nuveen
                                                Investments; Certified Public
                                                Accountant.
Tina M. Lazar            Vice President.        Vice President (since 1999),          135
8/27/61                  Term of Office: 2002.  previously, Assistant Vice
333 West Wacker Drive    Length of Time         President (since 1993) of
Chicago, IL 60606        Served: 2002.          Nuveen Investments.
Larry W. Martin          Vice President and     Vice President, Assistant             135
7/27/51                  Assistant Secretary.   Secretary and Assistant
333 West Wacker Drive    Term of Office: 2002.  General Counsel of Nuveen
Chicago, IL 60606        Length of Time         Investments; Vice President
                         Served: since 1988.    and Assistant Secretary of
                                                Nuveen Advisory Corp., Nuveen
                                                Institutional Advisory Corp.
                                                and Nuveen Senior Loan Asset
                                                Management Inc. (since
                                                September 1999); Assistant
                                                Secretary of The John Nuveen
                                                Company; and Assistant
                                                Secretary of Nuveen Asset
                                                Management Inc. (since
                                                January 1997).
Edward F. Neild, IV      Vice President.        Managing Director (since              135
7/7/65                   Term of Office: 2002.  2002), formerly, Vice
333 West Wacker Drive    Length of Time         President (from September
Chicago, IL 60606        Served: since 1996.    1996) of Nuveen Advisory
                                                Corp. and Nuveen
                                                Institutional Advisory Corp.;
                                                Chartered Financial Analyst.
Thomas J. O'Shaughnessy  Vice President.        Vice President (since January         130
9/4/60                   Term of Office: 2002.  2002), formerly, Assistant
333 West Wacker Drive    Length of Time         Vice President (from 1998),
Chicago, IL 60606        Served: since 2002.    of Nuveen Advisory Corp.
Thomas C. Spalding, Jr.  Vice President.        Vice President of Nuveen              130
7/31/51                  Term of Office: 2002.  Advisory Corp. and Nuveen
333 West Wacker Drive    Length of Time         Institutional Advisory Corp;
Chicago, IL 60606        Served: since 1982.    Chartered Financial Analyst.

------------------------------------------------------------------------------------------------
                         POSITIONS AND OFFICES                                 NUMBER OF
                         WITH THE FUND, TERM    PRINCIPAL OCCUPATIONS          PORTFOLIOS IN
NAME, BIRTHDATE AND      OF OFFICE AND LENGTH   INCLUDING OTHER DIRECTORSHIPS  FUND COMPLEX
ADDRESS                  OF TIME SERVED         DURING PAST FIVE YEARS         SERVED BY OFFICER
------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief Administrative   Managing Director (since              135
9/9/56                   Officer.               2002), Assistant Secretary
333 West Wacker Drive    Term of Office: 2002.  and Associate General
Chicago, IL 60606        Length of Time         Counsel, formerly, Vice
                         Served: since 1988.    President of Nuveen
                                                Investments; Managing
                                                Director (since 2002),
                                                General Counsel and Assistant
                                                Secretary, formerly, Vice
                                                President of Nuveen Advisory
                                                Corp. and Nuveen
                                                Institutional Advisory Corp.;
                                                Managing Director (since
                                                2002), and Assistant
                                                Secretary, formerly, Vice
                                                President of Nuveen Senior
                                                Loan Asset Management Inc.
                                                (since September 1999);
                                                Managing Director and
                                                Assistant Secretary of Nuveen
                                                Asset Management Inc.; Vice
                                                President and Assistant
                                                Secretary of The John Nuveen
                                                Company; Chartered Financial
                                                Analyst.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of each Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) each Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the Committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board the selection of each Fund's independent auditors. The Committee is currently composed of six Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange and American Stock Exchange listing standards, as applicable.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The Committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by

Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the Committee are:

Robert P. Bremner                    Peter R. Sawers
Lawrence H. Brown                    William J. Schneider
Anne E. Impellizzeri                 Judith M. Stockdale

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

----------------------------------------------------------------------------
                                           FINANCIAL INFORMATION
                                  AUDIT     SYSTEMS DESIGN AND     ALL OTHER
             FUND                 FEES      IMPLEMENTATION FEES      FEES
----------------------------------------------------------------------------
New Jersey Dividend              $ 6,838            $0              $2,279
New Jersey Investment             12,049             0               2,461
New Jersey Premium                 9,027             0               2,355
New York Value                     6,950             0                  83
New York Performance              10,375             0               2,402
New York Investment               11,313             0               2,434
New York Select                   13,393             0               2,507
New York Quality                  13,587             0               2,514
Insured New York                   7,643             0               2,307
New York Dividend                  7,858             0               2,314
New York Dividend 2                6,828             0               2,278
Pennsylvania Dividend              5,757             0               2,241
Pennsylvania Investment           10,507             0               2,407
Pennsylvania Premium 2            10,205             0               2,396

ALL NON-AUDIT FEES. The Audit Committee of each Fund has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Fund's Board of Directors/Trustees has appointed Ernst & Young LLP, independent public accountants, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable

Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606. The John Nuveen Company is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2003, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 17, 2003. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than September 30, 2003. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for the New Jersey Funds and Pennsylvania Funds was June 30, 2002 and for the New York Funds was September 30, 2002.

ANNUAL REPORT DELIVERY

Annual reports for the Funds' fiscal year ended in 2002 were sent (New Jersey and Pennsylvania Funds) or will be sent (New York Funds) to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Chief Administrative Officer

November 14, 2002

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEE CHARTER

                                January 31, 2002

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee Members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The audit Committee is responsible for the following:

     Fund Financial Statements:

         1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

         2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Fund's financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgment of the Chairman.

     With respect to the independent auditors:

         3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

         4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

         5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

         6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

         7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

         8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

      Other responsibilities:

         9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

        10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

        11. Reviewing the reports of examinations by regulatory authorities.

        12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

        13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

        14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

        15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' principal statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NXJ1202

[NUVEEN INVESTMENTS LOGO]

NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                          NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                                 NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                                NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                               NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                               NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
                                                                                NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
                                                                                          ANNUAL MEETING OF SHAREHOLDERS

                                                                                                 COMMON SHARES

                                                                                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                                      FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                                  DECEMBER 18, 2002

                                                                               The annual meeting of shareholders will be held
                                                                               Wednesday, December 18, 2002, at 10:00 a.m. Central
                                                                               Time, in the 31st Floor Conference Room of Nuveen
                                                                               Investments, 333 West Wacker Drive, Chicago,
                                                                               Illinois. At this meeting, you will be asked to vote
                                                                               on the proposals described in the proxy statement
                                                                               attached. The undersigned hereby appoints Timothy R.
                                                                               Schwertfeger, Jessica R. Droeger and Gifford R.
                                                                               Zimmerman, and each of them, with full power of
                                                                               substitution, proxies for the undersigned to
                                                                               represent and vote the shares of the undersigned at
                                                                               the annual meeting of shareholders to be held on
                                                                               December 18, 2002, or any adjournment or
                                                                               adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal.
Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X             KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                           DETACH AND RETURN THIS PORTION ONLY

                                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Common Shares

      Vote On Proposal                                        For    Withhold     For All   To withhold authority to vote, mark "For
                                                              All      All        Except    All Except" and write the nominee's
                                                                                            number on the line below.
      1.   ELECTION OF NOMINEES TO THE BOARD                  [ ]      [ ]         [ ]
           01) Robert P. Bremner                                                            ----------------------------------------
           02) Lawrence H. Brown
           03) Anne E. Impellizzeri
           04) Peter R. Sawers
           05) Judith M. Stockdale

           WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE,
           DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE
           SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER
           VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET
           (www.proxyvote.com).

           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

           The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

           Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

           NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.



      -----------------------------------------               ------------------------------------------

      -----------------------------------------               ------------------------------------------
      Signature (PLEASE SIGN WITHIN BOX) Date                 Signature (Joint Owners)           Date



[NUVEEN INVESTMENTS LOGO]

NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                          NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                                 NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                                NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                               NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                               NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
                                                                                NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
                                                                                          ANNUAL MEETING OF SHAREHOLDERS

                                                                                MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                                                                                     PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                                      FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                                  DECEMBER 18, 2002

                                                                               The annual meeting of shareholders will be held
                                                                               Wednesday, December 18, 2002, at 10:00 a.m. Central
                                                                               Time, in the 31st Floor Conference Room of Nuveen
                                                                               Investments, 333 West Wacker Drive, Chicago,
                                                                               Illinois. At this meeting, you will be asked to vote
                                                                               on the proposals described in the proxy statement
                                                                               attached. The undersigned hereby appoints Timothy R.
                                                                               Schwertfeger, Jessica R. Droeger and Gifford R.
                                                                               Zimmerman, and each of them, with full power of
                                                                               substitution, proxies for the undersigned to
                                                                               represent and vote the shares of the undersigned at
                                                                               the annual meeting of shareholders to be held on
                                                                               December 18, 2002, or any adjournment or
                                                                               adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal.
Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                  KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   DETACH AND RETURN THIS PORTION ONLY

                                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



Preferred Shares

      Vote On Proposal                                        For    Withhold    For All    To withhold authority to vote, mark "For
                                                              All      All        Except    All Except" and write the nominee's
                                                                                            number on the line below.
      1.   ELECTION OF NOMINEES TO THE BOARD                  [ ]      [ ]         [ ]
           01) Robert P. Bremner                                                            ----------------------------------------
           02) Lawrence H. Brown
           03) Anne E. Impellizzeri
           04) Peter R. Sawers
           05) Judith M. Stockdale
           06) William J. Schneider
           07) Timothy R. Schwertfeger

           WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE,
           DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE
           SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER
           VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET
           (www.proxyvote.com).

           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

           The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

           Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

           NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.



      ----------------------------------------                 -----------------------------------------

      ----------------------------------------                 -----------------------------------------
      Signature (PLEASE SIGN WITHIN BOX) Date                  Signature (Joint Owners)           Date
